UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 7, 2005
ECHOSTAR COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA (State or other jurisdiction of incorporation)	0-26176 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
ECHOSTAR DBS CORPORATION
(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)
(303) 723-1000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.       TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT’S EMPLOYEE BENEFIT PLANS
On September 7, 2005, EchoStar Communications Corporation (the “Company”) sent notice to participants in its EchoStar Communications Corporation 401(k) Employee Savings Plan (the “Plan”) informing them that the Plan is changing its record keeper. The notice stated that, as a result of this change, participants in the Plan will not be able to request loans, withdrawals, or distributions, or direct or diversify investments in their individual Plan accounts, during a period that will begin on October 7, 2005 and is expected to end the week beginning October 30, 2005. This period is referred to as the “Blackout Period.”
On September 12, 2005, the Company sent notice to its directors and executive officers (the “Notice”) informing them that during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission’s rules and regulations promulgated thereunder, they would be prohibited from purchasing and selling certain shares of Company common stock (including derivative securities pertaining to such shares) on the open market or otherwise during the Blackout Period.
The Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company provided such Notice to its directors and executive officers within five (5) business days of September 7, 2005, which is the date the notices were mailed to Plan participants and the date that the Company was notified by the Plan administrator of the Blackout Period.
During the Blackout Period and for a period of two years thereafter, a participant in the Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual beginning and ending dates of the Blackout Period, by contacting the Office of the General Counsel, 9601 South Meridian Boulevard, Englewood, CO 80112.
ITEM 9.01.       FINANCIAL STATEMENTS AND EXHIBITS
(a)    Financial Statements of Business Acquired.
Not Applicable
(b)    Pro Forma Financial Information
Not Applicable
(c)    Exhibits:
Exhibit 99.1 Blackout Notice to EchoStar Communications Corporation Executive Officers and Directors
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR COMMUNICATIONS CORPORATION ECHOSTAR DBS CORPORATION
Date: September 12, 2005	By:	/s/ David K. Moskowitz
David K. Moskowitz
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Blackout Notice to EchoStar Communications Corporation Executive Officers and Directors

3